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                                                                     EXHIBIT 23a



                          INDEPENDENT AUDITORS' CONSENT


           We consent to the incorporation by reference in this Registration Statement of ArvinMeritor, Inc. on Form S-3 of our reports dated November 7, 2000, appearing in and incorporated by reference in the Annual Report on Form 10-K of ArvinMeritor, Inc. for the year ended September 30, 2000 and to the reference to us under the heading "Experts" in the Prospectus, which is a part of this Registration Statement.






DELOITTE & TOUCHE LLP

Detroit, Michigan
April 11, 2001